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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report:     JUNE 25, 1996
                    -------------


                            GETCHELL GOLD CORPORATION
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                     0-16484                    64-0748908
- --------------------------------------------------------------------------------
     (State or Other                 (Commission             (I.R.S. Employer
      Jurisdiction of                File Number)            Identification No.)
      Incorporation)



5460 SOUTH QUEBEC STREET, SUITE 240
ENGLEWOOD, COLORADO                                         80111
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code     (303) 771-9000
                                                       --------------


FIRSTMISS GOLD INC.
- -------------------------------------------------------------------------
(Former Name, if Changed Since Last Report)



                  AN EXHIBIT INDEX IS ON PAGE 4 OF THIS REPORT
                                     PAGE 1

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Item 5.   OTHER EVENTS

          On June 25, 1996, FirstMiss Gold Inc. (1) moved the trading of its common stock from the Nasdaq National Market to the American Stock Exchange; (2) reincorporated in the State of Delaware; and (3) officially changed its name to Getchell Gold Corporation ("Getchell Gold"). A copy of Getchell Gold's press release dated June 25, 1996, is attached hereto as Exhibit 99(a), and the information contained therein is incorporated by reference herein in its entirety.


Item 7.   EXHIBITS

     (c)  The following exhibits are filed as part of this Report:

          3(a)      Agreement and Plan of Merger.

          99(a)     Press Release of Getchell Gold Corporation dated
                    June 25, 1996.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GETCHELL GOLD CORPORATION




Date:   June 25, 1996              By:  /s/ Donald S. Robson
      -----------------                -----------------------------
                                        Donald S. Robson
                                        Vice President,
                                        Chief Financial Officer
                                        and Secretary





                                     PAGE 3

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                                  EXHIBIT INDEX


     Exhibit
     -------
     3(a)      Agreement and Plan of Merger.

     99(a)     Press Release of Getchell Gold Corporation dated June 25, 1996.






                                     PAGE 4